Exhibit 24

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of June, 2014.

/s/ H. Allen Franklin
H. Allen Franklin

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 5th day of June, 2014.

/s/ O.B. Grayson Hall, Jr.
O.B. Grayson Hall, Jr.

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 18th day of July, 2014.

/s/ J. Thomas Hill
J. Thomas Hill

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 18th day of July, 2014.

/s/ Cynthia L. Hostetler
Cynthia L. Hostetler

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 5th day of June, 2014.

/s/ Donald M. James
Donald M. James

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 5th day of June, 2014.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 5th day of June, 2014.

/s/ Richard T. O’Brien
Richard T. O’Brien

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 10th day of June, 2014.

/s/ James T. Prokopanko
James T. Prokopanko

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of June, 2014.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of June, 2014.

/s/ Lee J. Styslinger, III
Lee J. Styslinger, III

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 6th day of June, 2014.

/s/ Vincent J. Trosino
Vincent J. Trosino

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 6th day of June, 2014.

/s/ Kathleen Wilson-Thompson
Kathleen Wilson-Thompson